Strictly Confidential For Addressee Only
VALUATION OF EACH PROPERTY IN THE PORTFOLIO OF EXCELSIA NOVE
Report and Valuation for
ZODIAC HOLDINGS, LLC AND NUCLEUS SPV, LLC
Valuation Date
31 December 2018

Milan, 22 March 2019
Zodiac Holdings, LLC
2100 McKinney Avenue, Suite 1030
Dallas, Texas 75201
Nucleus SPV, LLC
2100 McKinney Avenue, Suite 1030
Dallas, Texas 75201

Our Rif.:  Val/Cli/ZodiacNucleus-ExcelsiaNove Portfolio-Certificate-181231-02-ml

VALUATION AS AT 31 DECEMBER 2018
EACH PROPERTY IN THE PORTFOLIO OF EXCELSIA NOVE (THE “PROPERTIES”)
ZODIAC HOLDINGS, LLC AND NUCLEUS SPV, LLC (COLLECTIVELY THE “CLIENT”)
1.	INSTRUCTIONS
1.1	APPOINTMENT
We are pleased to submit our report and valuation (the “Valuation Report”), which has been prepared in accordance with the Engagement Letter entered into between us dated 15 January 2019, a copy of which is to be found at the back of this document.  This letter and the terms set out there in constitute the “Terms of Business”, which form an integral part of this Valuation Report.
Therefore, it is essential to understand that the contents of this Valuation Report are subject to the various matters we have assumed, which are referred to and confirmed as Assumptions in the Valuation Services Schedule (which forms part of the Terms of Business).  Where Assumptions detailed in the Valuation Services Schedule are also referred to within this Valuation Report they are referred to as an “assumption” or “assumptions”.  Unless otherwise defined, all capitalised terms herein shall be as defined in the Terms of Business.
1.2	THE PROPERTIES
The Portfolio consists of 268 properties located in Italy mainly leased to ENEL under a Master Lease Agreement (the “MLA”).

The start date of the MLA is 1st July 2017.  The first expiry date is 30th June 2030.  The second expiry date is 30th June 2036.  It is a double net lease contract.  The rents will be indexed at 75% of CPI starting from the third year (1st July 2019).
A rental guarantee was released by Enel S.p.A. (holding company), which will cover all the payments due by Enel Italia (the tenant) for rent, fit for use, penalties, registration tax up to the first expiry date (30th June 2030).  This guarantee will consequently cover all the payments if Enel will break the leasing contract for “gravi motivi” as made in the past.
Below the main details of the sub-portfolios under the MLA:
●	Long Term: first expiry date is 30th June 2030, without break option during the first period. The second expiry date is 30th June 2036.
●	“Flessibilità 2021-2027”: properties where Enel may exercise the break with the following windows and penalties:
o	30th June 2021, 12 months’ notice, 7.55 years’ penalty, 1 year as fit for use contribution. Total rent of these properties can be up to approximately €700,000.
o	30th June 2024, 12 months’ notice, 5.35 years penalty, 1 year as fit for use contribution. Total rent of these properties can be up to approximately €700,000.
o	30th June 2027, 12 months’ notice, 2.85 years penalty, 1 year as fit for use contribution. Total rent of these properties can be up to approximately €600,000.
o	For the remaining properties (for which Enel will have not exercised the break within 1st July 2027), the expiry date will be 30th June 2030.
●	“Flessibilità 2019”: properties where Enel may exercise the break with 1 year penalty and 1 year as fit for use contribution.
●	“Break side E9 at 31st July 2019”: property (BG0009) where Excelsia Nove will break with 1 year penalty.
Not included in the MLA, two properties (GR0001 and RE0004) are leased with a 6+6 years lease contract.  First expiry date is 30th June 2023, second expiry date is 30th June 2029.
Taking into consideration the above and the following agreements between the Landlord and the Tenant on some assets, we agreed with the Client to subdivide the portfolio as follows:

SUB-PORTFOLIO	EXPIRY DATE	NUMBER OF ASSETS
LONG TERM	30 June 2030 + 6yrs	36
ENEL	30 June 2030 + 6yrs	89
FLEX 2021/2027	30 June 2021 30 June 2024 30 June 2027	5 6 6
FLEX 2019	31 March 2019 30 June 2019 30 September 2019	12 7 3
FLEX Portion	30 June/September 2019	7
NEW LEASE ENEL (not included in the MLA)	30 June 2023 + 6yrs	2
BREAK SIDE E9	31 July 2019	1
OTHER	Various	9
VACANT	Vacant	85
TOTAL		268

The Properties and interests valued are detailed in Attachment I.
1.3	PURPOSE OF VALUATION
We have been instructed to prepare this valuation for loan security purposes.  We have not been made familiar with the details of the loan proposal.
1.4	COMPLIANCE WITH RICS “RED BOOK”
We confirm that the valuation and Valuation Report have been prepared in accordance with the RICS Valuation – Global Standards, which incorporate the International Valuation Standards (“IVS”) and the RICS UK Valuation Standards (the “RICS Red Book”), edition current at the Valuation Date.  It follows that the valuations are compliant with IVS.
1.5	DISCLOSURE OF CONFLICT OF INTEREST
In July 2015 when we valued the Properties for loan security purposes on behalf of CBRE Loan Servicing Limited and Citicorp Trustee Company Limited.  Excelsia Nove Srl relied on the above valuation for the purpose of the restructuring of, inter alia, its financial indebtedness under the existing loan facility.  In December 2016, June 2017, December 2017 and June 2018 we have valued the Properties for Excelsia Nove Srl in connection with a review of an existing loan secured on the Properties and for the Company’s accounts.
Finally, Zodiac Holdings, LLC and Nucleus SPV, LLC are entities owned by TPG SIXTH STREET PARTNERS, LLC. TPG are shareholders in C&W.
We confirm that the Parties are aware of the aforementioned and had no objections or concerns in instructing Cushman & Wakefield to value the Properties.

1.6	BASIS OF VALUATION
The valuation has been prepared on the basis of Market Value and adopts the following definition contained in the Red Book:
MARKET VALUE
“The estimated amount for which an asset or liability should exchange on the valuation date between a willing buyer and a willing seller in an arm’s length transaction after proper marketing and where the parties had each acted knowledgeably, prudently and without compulsion”.
The properties have been valued on the basis of Market Value, subject to any existing leases and otherwise assuming vacant possession.
In addition to the Market Value, the Client has requested that C&W provides an additional valuation on the basis of the following Special Assumption (as defined in item 2 of the Definitions Schedule):
● Market Value assuming vacant possession throughout (“Vacant Possession Value”).
MARKET RENT
“The estimated amount for which a property would be leased on the valuation date between a willing lessor and a willing lessee on appropriate lease terms in an arm’s length transaction, after proper marketing wherein the parties had acted knowledgeably, prudently and without compulsion”.
Moreover, we have been asked to provide an estimated reinstatement cost assessment.  This guide has not been prepared by a building surveyor or qualified building cost estimator and is based on costs obtained from generic building cost tables.  It envisages reinstatement using modern methods and materials, which may not necessarily be appropriate or permitted.  You should not rely on this guide for any purpose before it has been confirmed by a formal assessment carried out by a building surveyor or other person with sufficient current experience of replacement costs.
1.7	THIRD PARTY LIABILITY
The valuation has been carried out on behalf of Zodiac Holdings, LLC and Nucleus SPV, LLC and no responsibility is accepted to any other party in respect of its contents without prior written consent from Cushman & Wakefield.  The extent of our professional liability to you is also outlined within the instruction letter.
1.8	VALUERS
The valuation has been prepared by valuers who conform to the requirements as set out in the RICS Valuation – Professional Standards, acting in the capacity of external valuers.
We confirm that we have sufficient current knowledge of the relevant markets, and the skills and understanding to undertake the valuation competently.

This valuation has been undertaken by surveyors of Cushman & Wakefield Italy and reviewed by Mariacristina Laria MRICS and Joachim Sandberg FRICS.

1.9	GENERAL COMMENT
All valuations are professional opinions on a stated basis, coupled with any appropriate assumptions or Special Assumptions.  A valuation is not a fact, it is an estimate.  The degree of subjectivity involved will inevitably vary from case to case, as will the degree of certainty, or probability, that the valuer’s opinion of value would exactly coincide with the price achieved were there an actual sale at the Valuation Date.
Property values can change substantially, even over short periods of time, and so our opinion of value could differ significantly if the date of valuation were to change.  If you wish to rely on our valuation as being valid on any other date you should consult us first.
Should you or the Borrower contemplate a sale, we strongly recommend that the Properties are given proper exposure to the market.
You should not rely on this report unless any reference to tenure, tenancies and legal title has been verified as correct by your legal advisers.
A copy of this Valuation Report should be provided to your solicitors and they should be asked to inform us if they are aware of any aspect which is different, or in addition, to that we have set out; in which case we will be pleased to reconsider our opinion of value in the light of their advice and opinions.
2.	ASSUMPTIONS, SPECIAL ASSUMPTIONS, DEPARTURES AND RESERVATIONS
This valuation report and its contents are subject to the general Assumptions contained in our Engagement Letter as listed under Attachment II of this report.

2.1	SPECIAL ASSUMPTIONS
A Special Assumption is referred to in the Glossary in the RICS Red Book as an assumption that “either assumes facts that differ from the actual facts existing at the valuation date, or that would not be made by a typical market participant in a transaction on the valuation date”, (“Special Assumption”).
We have agreed the following Special Assumptions.
In the circumstances of this instruction, C&W had to adopt all the below Special Assumptions.  We highlight that if C&W were to value the Properties without the Special Assumptions below, then there could be a material difference in value.
VACANT POSSESSION VALUE
The properties in Attachment I categorised as “Vacant” have been valued on the basis of Market Value, with the Special Assumption of full vacant possession.

Commentary:
In addition to some leases related to small areas which have been ignored, there could be the presence of third parties’ rights relating to electric cabins and other electrical installations either at or located close to many of the properties.  Such third parties’ rights may have a negative impact on the Market Value of the property.  However, under the assumption of Vacant Possession Value the impact is excluded from our assessment (as the property is considered available with full Vacant Possession, including the absence of such rights).
ZONING (TOWN PLANNING)
We have valued each property subject to the Special Assumptions that it has all valid permissions and consents for use and or (re)development of the buildable areas to a use which is consistent with its surroundings.
Commentary:
It is possible that the original development of many of the properties was not market led (but plan led), due to the importance of ENEL as a provider of national infrastructure.  The current use of each property may therefore be unusual, or restrictive, in commercial property terms, and perhaps of limited worth to potential occupiers other than ENEL or similar operators.  Where the potential alternative use of a property at the end of a lease is a driving factor of value, we will need to understand both the original zoning and the potential for a change of use.  However, the likelihood of obtaining information that informs of the potential for a change of use (such as:  which use; building ratios; timing; costs, etc) is indeterminable within the scope of this appointment.  As we have not been provided conclusive technical/legal due diligence, we have been unable to make value judgements around the change of use potential and its associated influence on Market Value.  See also our comments under “Restrictive Information”, below.
SPECIALIST PLANT AND MACHINERY
We have valued each property on the Special Assumption that there is no specialist plant and machinery at any property that may have a detrimental impact upon the Market Value or the Vacant Possession Value of a property.
Commentary:
It is likely that many of the properties are used by the tenant to locate specialist plant and machinery for the operational purposes of its business in providing electricity infrastructure.  It is possible that some of this plant and machinery may be difficult or prohibitively expensive to remove, e.g. it may be bulky, or a building may have been built around it, or it might be obsolete.  However, it is outside of this mandate to consider any tenant’s specialist plant and machinery.
ENVIRONMENTAL HAZARD AND CONTAMINATION
We have valued each property on the Special Assumption that there is no environmental hazard or contamination at any property that may have a detrimental impact upon the Market Value or the Vacant Possession Value of a property.
Commentary:
Due to the operational business of ENEL, the properties may have been subject to environmental hazards or contamination e.g. asbestos or electromagnetic pollution.  The identification of environmental hazards or contamination is outside of the scope of this appointment.  As we have not been provided with conclusive due diligence that identifies the extent of the environmental hazards or contamination together with costs and timing for its rectification, we have been unable to make value judgements around its influence on Market Value or Vacant Possession Value.
The situation about whom is responsible for the clearing of hazardous materials is unclear.  You may wish to arrange for investigations to be carried out to verify this.
SPECIALIST BUILDING AND SURROUNDINGS
We have valued each property on the Special Assumption that there are no specialist aspects of the property or of its immediate surroundings that may have a detrimental impact upon the Market Value or the Vacant Possession Value of a property.
Commentary:
Given the operational use of the properties, each may need to be considered within the context of its surroundings.  For instance, a property used as part of the tenant’s operational infrastructure may have specialist or hazardous apparatus or infrastructure immediately adjacent to it, e.g. an electricity sub-station.  Although outside of the legal extent of the property, there may be conduits, underground works, or over ground cabling linking, or over / undersailing the property.  As we have not been provided with conclusive due diligence that identifies the extent of this together with costs and timing for its rectification, we have been unable to make value judgements around its influence on Market Value or Vacant Possession Value.  However, where we inspected the property, and such an issue was evident and obvious, we have attempted to reflect this in our valuation.
EXCESS DEVELOPABLE LAND
Our valuations are on the basis that there is no excess developable land at any property.  This assumption is due to restricted information.  If the assumption is not correct, this may have a material impact on Market Value and / or Vacant Possession Value.  We suggest you arrange for due diligence investigations to be carried out to verify this.
2.2	DEPARTURES
We have made no Departures from the Red Book.
2.3	RESTRICTED INFORMATION AND RESERVATIONS
The valuations have been prepared on the basis of restricted information, in that the short timescale imposed by this instruction was insufficient to carry out usual research and enquiries, and the limited information available has required us to make certain assumptions that, if incorrect, could have an adverse impact on value.  The assumptions and reservations are as follows:
FLOOR AREAS
Our valuations rely on the floor areas, only divided by use, provided by the property manager.
It is important to highlight that the information provided on the floor areas, included in the file ‘DB_16.01.2019.xls’, only indicates the floor areas subdivided by use, and not also by building and floor.  This did not allow us to carry out a more detailed analysis the Properties, in particular in the assessment of the value of the Properties currently vacant and in the application of the residual method for the calculation of the exit value in the DCF.  We have not been able to verify the areas during the full inspections or against the floor plans received as these were not scaled and, in many cases, updated.  The accuracy of our values may therefore be affected by this restricted information.
ZONING
The potential alternative use for the current vacant properties or the properties that will be vacant in the future, is a driving factor of Market and Vacant Possession Values.  However, the original zoning and the potential for a change of use is largely indeterminable within the scope of this appointment, and instead we have agreed to present our opinion of Market and Vacant Possession Values, subject to a Special Assumption, (see our comments under “Special Assumptions”, above).  Therefore, our opinion of value may be subject to a greater degree of uncertainty than if these factors were known.  You should view our Market and Vacant Possession Values opinions in this context.
Our valuation is therefore subject to Restricted Information.
PROPERTY INSPECTIONS
As mentioned below, we have agreed with the Client to carry out internal and external inspections only on a number of Properties and to value the remaining on a drive-by and desk top basis.
The Valuation of each Property that has not been fully inspected will be therefore subject to Restricted Information in this regard.  The client is made aware that our value conclusions may not be accurate for those properties that we have not inspected.
3.	DATE OF VALUATION
The date of valuation is 31 December 2018.
4.	INSPECTIONS
As agreed, in the preparation of the current valuation, we have inspected:
• Full:  16 properties, equals to some 36% of the total market value
• Drive-by (external):  127 properties, equals to some 44% of the total market value
The remaining properties have been valued on desktop basis.  Please refer to “Restricted Information” above.
5.	SOURCES OF INFORMATION
We have relied on the information obtained from First Atlantic Real Estate.  In particular, we have relied upon the main following:
●	Files excel ‘DB_16.01.2019’ and ‘Excelsia_Asset_2018_10’, reporting all the main information of the assets (areas by use, tenancy, non-recoverable costs), and the sub-portfolio of which they belong.

●	File excel ‘File ubicazioni assicurate aggiornate V3’, reporting the insurance costs.
●	Final Technical and Environmental Due Diligence Summary prepared by ABACO, dated 5 March 2019.
●	Draft Legal Due Diligence Report prepared by Shearman & Sterling LLP, dated 11 March 2019.
●	Several emails on detailed info only for some specific properties.
Moreover, we have had access to the virtual dataroom managed by Prelios.
6.	VALUATION METHODOLOGIES
According to RICS Valuation – Global Standards 2017 (the “Red Book”), and the typology of the Properties within the subject portfolio, we adopted the following approaches and methodologies:
●	For Income producing properties: The Income Approach
The income approach determines the value of an asset according to the income or cash flows it will be able to generate.  The income approach is based on the reasoning that a rational buyer is not willing to pay a price greater than the present value of benefits that the asset will be able to produce.  The methodology comprises the calculation of the net income (cash flow) over the holding period and the assessment of the appropriate terminal value in consideration of the nature of the asset.  Resulting net cash flows are then discounted at a selected discount rate, in order to arrive at the net present value.
●	For Vacant Properties (either as a current situation or as a special assumption) where C&W consider the Market Value to be driven by a potential re-development opportunity: Residual Method.
The residual method is so called because it indicates the residual amount after deducting all known or anticipated costs required to complete the development from the anticipated value of the project when completed (Gross development Value) after consideration of the risks associated with completion of the project (IVS 410).
The assumed expiry date for the ‘Long Term’ properties is 30th June 2036, while for the other leased to ENEL is 30th June 2030.  For the remaining leased properties, we have taken into consideration the specific ‘Flessibilità’ or the indications contained in the Data Base provided.
7. TENANCY OVERVIEW
The entire portfolio produces rents in the region of €21,510,212.  The main tenants are ENEL and WIND, as shown in the following table:
MAIN TENANTS
TENANT	NR OF ASSET	PASSING RENT (€)	% on TOTAL RENT
ENEL ITALIA S.R.L.	175	19,383,885	90.11%
WIND TRE S.P.A.	58	1,768,155	8.22%
TOTAL		21,152,040	98.33%

We report herewith below the summary of the main clauses of the most representative type of lease contracts related to the portfolio.  This is not intended to be a lease audit.  Therefore, we suggest you refer to the legal due diligence provided.
7.1	ENEL ITALIA S.R.L.
As reported in par.2.
7.2	WIND TRE S.P.A.
We report below an extract from the Legal Due Diligence Report received regarding the three main formats on the basis of which the Wind-Lease Agreements are structured:
●
RADIO STATIONS AND EQUIPMENT ROOMS:  The first format is for radio stations and equipment rooms, varying slightly according to the object.  The duration is mainly 9 + 6 years, starting from 1 March 2012, tacitly renewed for further periods of 6 years, unless a notice to quit is sent by either party to the other one with at least 12 months’ notice.  The Landlord waives its right to deny renewal upon the first expiry date.  Wind has the right to withdraw from all the Wind-Lease Agreements for radio stations and equipment rooms after the expiry of the first period of lease, at any moment giving a written notice at least 12 months in advance.  Starting from the second year of the lease, rents shall be adjusted according to 75% of the ISTAT index of prices for families of workers and employees.  All Wind-Lease Agreements for radio stations and equipment rooms provide for ordinary maintenance at Wind’s care and expenses, except for the Terni-Wind-Lease Agreement where extraordinary maintenance is included in Wind’s responsibility as well.  All Wind-Lease Agreements for radio stations and equipment rooms provide for the Wind’s obligation to enter into an insurance policy covering damages to the Building and/or to third parties.

●
HOUSING:  “Contratto Specifico di Housing per l’ospitalità di impianti di telecomunicazioni in siti” between Excelsia Nove (former NewReal S.p.A.) and Wind Tre S.p.A. entered into on 1 July 2004, expired on 31 December 2017 (the “Housing Agreement”).  Excelsia Nove reported that Wind hasn’t vacated the interested Buildings yet and is paying the relevant rents as indemnity for occupation (indennità di occupazione).

●
LONG TERM:  All Long-Term Wind-Lease Agreements were executed on 1 July 2004, starting on the same date, for a duration of 20 years, tacitly renewable for further periods of 6 years unless one of the Parties sends written notice to quit at least 12 months before the expiry date; in this respect the Landlord waives its right to deny renovation of the agreements upon the first expiry date.  Wind has the right to withdraw from the Long-Term Wind-Lease Agreements according to the provisions set forth in the framework agreement executed in the same contest of the Long-Term Wind-Lease Agreements.  Excelsia Nove has reported that (a) pursuant to the above framework agreement, Wind may still withdraw from the Long-Term.  Wind-Lease Agreements as long as the total reduction of the rent in connection with the relevant Buildings does not exceed Euro 155.571,00, plus VAT; and (b) Wind has never enforced this withdrawal right.  Starting from the second year of the lease, rents shall be increased according to 75% of the ISTAT index of prices for families of workers and employees.  All Long-Term Wind-Lease Agreements provide for ordinary and extraordinary maintenance at Wind’s care and expenses.  All Long-Term Wind-Lease Agreements provide for Wind’s obligation to enter into and maintain an insurance policy covering all damages to the Building and/or to third parties issued by a company rated at least “A” Standard & Poor, covering the value of the leased portion and 24 months’ rent.
7.3	COVENANTS
Enel is multinational energy company and one of the world’s leading integrated electricity and gas operators.  It works in 35 countries across 5 continents, generating energy with a managed capacity of more than 89 GW, selling gas and distributing electricity across a network spanning approximately 2.2 million km.
With almost 73 million end users around the world, it has the biggest customer base among our European competitors, and it is one of Europe’s leading energy companies by installed capacity and reported EBITDA.
The Enel Group is made up of approximately 69,000 people from around the world.
Enel’s portfolio of power stations is highly diversified, running on hydroelectric, wind, geothermal, solar, thermoelectric and other renewable sources of power.  Almost half of the energy generated by Enel is produced with zero carbon dioxide emissions, making the Group one of the leading producers of clean energy.
ENEL manages approximately 43 GW provided by wind farms, hydroelectric, geothermal, solar and biomass power plants.  Enel is the most technologically diversified company operating in the global renewables sector.
It is the first in the world to replace traditional electromechanical meters – as used in Italy – with “smart” electronic meters, enabling real-time usage readings and remote contract management.  This innovative measuring system is critical for the development of intelligent grids, smart cities and electric transport.
In 2017, Enel generated a total of about 249 TWh of electricity, distributing 445 TWh over its own grids and selling 284 TWh.  Company revenue totalled 74.6 billion euros, with an ordinary EBITDA of 15.7 billion euros.  Enel also sold 11.7 billion m3 of gas.
Enel was first listed on the Milan stock exchange in 1999, and it is one of the Italian companies with the largest number of shareholders, including both retail and institutional investors.  Enel’s largest shareholder is the Italian Ministry of Economy and Finance, which owns 23.6% of the shares.  In addition to Enel, other Group companies are listed on the world’s most important stock markets.  Thanks to its code of ethics, sustainability report, policy of respect for the environment, and the adoption of international best practices on transparency and corporate governance, Enel counts the largest international investment funds, insurance companies, pension funds and ethical funds among its shareholders.
A very positive trend for Wind Tre in the Italian telecommunication market:  total revenue €6,2 billion, EBITDA €2,2 billion, operating cash flow at €1 billion (+9.5%;).  Wind Tre is the leading mobile operator in Italy with 32 million customers and market share of 37%.
8.	VALUATION COMMENTARY
Our opinion of value is based on local investigations, supported by market knowledge derived from our agency experience.  In view of the current state of the market, the particular nature of the Properties valued, and the limited extent of our instructions, a greater degree of judgment than usual was applied in valuing each Property.

The Properties subject to valuation are rather unconventional type of assets, especially for institutional investors.  The lease to Enel is the main reason why an investor would look to them.  From this point of view, the duration of the lease together with the tenant’s covenant are crucial.
If not income producing, the Properties would be suitable for acquisition from either end users or developers.
It is practically impossible to value most development properties on a straightforward comparison basis, due to their highly individual characteristics.  We have therefore used the residual valuation method for some properties.  To form an opinion of value we have had to make certain assumptions for the input variables.  We consider these assumptions are appropriate and reasonable, but they cannot be guaranteed.  The majority of the Properties are located in very small markets, often not monitored from a real estate point of view.  Frequently, local market players do not operate or make decisions following the same rationales of operators in larger and more sophisticated markets.  In our residual valuations we have adopted market standard values and parameters; however, there may be a potential local buyer who may be able to assume a different profit or exploit the property differently.
You should also be aware that the residual value is highly sensitive to even small movements in the input variables.  Accordingly, the result must be treated with caution, as a small correction to even a single input could have a disproportionately adverse effect on the outcome.
9. MARKET VALUE
These are aggregated figures of the individual values for each Property in the portfolio.  If the portfolio was to be sold as a single lot or in groups of properties, the total value could differ significantly.
Our opinion of the aggregate Market Value of the interests in the Properties valued on this basis detailed in Attachment I is:
€326,329,500
(Three hundred twenty-six million three hundred twenty-nine thousand and five hundred euros)
In terms of market value, the properties ‘Long Term’ or leased to ENEL until 30th June 2030 (first expiry date) represent some 66% of the total value of the portfolio.  Considering the total passing rent of these properties, it represents a Net Initial Yield of 6.40% (considering property tax, insurance and lease registration tax).
Vacant properties represent some 16% of the total value of the portfolio, while the remaining some 18%.

10.	MARKET VALUE WITH THE SPECIAL ASSUMPTION OF VACANT POSSESSION
These are aggregated figures of the individual values for each Property in the portfolio.  Our opinion of the aggregate Market Value with the Special Assumption of Vacant Possession of the interests in the Properties valued on this basis detailed in Attachment I is:
€222,197,500
(Two hundred twenty-two million one hundred ninety-seven thousand and five hundred euros)
11.	INDICATION OF REINSTATEMENT COST
Our informal guide to the Day One Cost is:
€403,965,000
(Four hundred three million nine hundred sixty-five thousand euros)
This guide has not been prepared by a building surveyor or qualified building cost estimator and is based on costs obtained from generic building cost tables.  It envisages reinstatement using modern methods and materials, which may not necessarily be appropriate or permitted.  You should not rely on this guide for any purpose before it has been confirmed by a formal assessment carried out by a building surveyor or other person with sufficient current experience of replacement costs.
12.	MARKET RENT
Subject to the contents of this Valuation Report, we are of the opinion that the Market Rent of the Properties as at the date of valuation may be fairly assessed at:
€24,206,500
(Twenty-four million two hundred six thousand and five hundred euros) per year
The current letting situation is the result of a sale & lease back operation, and therefore it is likely that the current rents have been agreed on the basis of various factors and not purely, or primarily, on the basis of the local market levels.  We have been asked to assess the Market Rent of the Proprieties; however, taking into consideration the location and the characteristics of the Properties, we wish to highlight that if the Properties were vacant at the valuation date, it is unlikely that there would be potential alternative tenants to Enel and, in any case, for the majority of the Properties, there are no comparables available to be used as comparable evidence or benchmark.  Our estimated Market Rent has not been used in our valuations (please see paragraph 6 Valuation Methodologies).

13.	CONFIDENTIALITY
Our valuation is confidential to you, for your sole use and for the specific purpose stated.  We will not accept responsibility to any third party in respect of its contents.
14.	DISCLOSURE AND PUBLICATION
You must not disclose the contents of this valuation report to a third party in any way without first obtaining our written approval to the form and context of the proposed disclosure.  You must obtain our consent, even if we are not referred to by name or our valuation report is to be combined with others.  We will not approve any disclosure that does not refer sufficiently to any Special Assumptions or Departures that we have made.
FOR AND ON BEHALF OF C & W (U.K.) LLP

By:
Name:
Title:

JOACHIM SANDBERG FRICS Partner

By:
Name:
Title:

MARIACRISTINA LARIA MRICS Partner

By:
Name:
Title:

MAURO LIBERATORE MRICS Associate

By:
Name:
Title:

Attachments:
ATTACHMENT I	VALUATION SUMMARIES
ATTACHMENT II	ENGAGEMENT LETTER
ATTACHMENT III	PROPERTY REPORTS

ATTACHMENT I
VALUATION SUMMARIES

ERNA CODE	ASSEST CODE	ADDRESS	TOWN	PROVINCE	REGION	INTERNAL AREA	EXTERNAL AREA	RENT ENEL	TOTAL RENT	PROPERTY TAX(IMU E TASI)	INSURANCE	TYPE OF VALUATION	SUB PORTFOLIO CW	MARKET VALUE	VACANT PROFESSION VALUE	REINSTATEMENT COST	MARKET RENT
N1	AG0002	Via Paternò, 53	Canicatti’	Agrigento	Sicilia	364	-	11,589	11,589	1,851	-	Desktop	Flex 2019 - 30 June	90,000	60,000	120,000	11,000
N2	AG0003	Via Marconi 70-72	Canicatti’	Agrigento	Sicilia	980	-	26,258	26,258	6,351	-	Desktop	Flex 2019 - 30 June	160,000	95,000	760,000	29,000
N3	AG0004	Via Kennedy 33-37-39	Casteltermini	Agrigento	Sicilia	195	-	-	-	739	11	Drive By	Vacant	14,500	14,500	100,000	5,000
N4	AG0005	Via Palma	Licata	Agrigento	Sicilia	790	1,500	39,655	39,655	4,410	-	Desktop	Enel	530,000	240,000	670,000	32,000
N5	AG0007	Piazza Santa Chiara	Bivona	Agrigento	Sicilia	340	370	-	-	934	64	Drive By	Vacant	120,000	120,000	195,000	4,000
N6	AL0002	Via San Giovanni Bosco 21	Alessandria	Alessandria	Piemonte	9,051	7,091	258,803	293,706	48,127	393	Full	Long Term	3,720,000	3,130,000	6,715,000	308,000
N7	AL0004	Corso Giovane Italia 28	Casale Monferrato	Alessandria	Piemonte	2,743	641	147,180	147,180	11,283	-	Drive By	Enel	1,980,000	860,000	2,170,000	128,000
N8	AN0008	Viale Dell’Industria 9	Iesi	Ancona	Marche	7,715	24,500	-	-	61,865	2,621	Full	Vacant	2,800,000	2,800,000	6,080,000	340,000
N9	AN0011	Viale Campo Sportivo 33	Fabriano	Ancona	Marche	2,007	3,600	124,202	140,678	5,052	264	Drive By	Flex 2019 - 30 September	830,000	500,000	1,340,000	64,000
N10	AN0013	Via Paolucci 8	Ancona	Ancona	Marche	725	811	-	67,533	2,869	440	Desktop	Other	510,000	450,000	505,000	36,000
N11	AO0002	Via Monte Emilius	Aosta	Aosta	Valle D’ Aosta	626	670	-	93,499	3,537	592	Desktop	Other	750,000	640,000	640,000	53,000
N12	AP0005	Viale Treviri 192-194	Ascoli Piceno	Ascoli Piceno	Marche	7,772	4,395	427,932	427,932	43,726	327	Full	Enel	5,960,000	4,800,000	6,125,000	420,000
N13	AP0006	Via Dell’Annunziata 4	Fermo	Ascoli Piceno	Marche	1,682	1,600	49,044	49,044	4,194	-	Desktop	Enel	700,000	610,000	1,110,000	51,000
N14	AP0008	Via Legnano	Porto Sant Elpidio	Ascoli Piceno	Marche	1,124	120	-	-	6,180	204	Drive By	Vacant	390,000	390,000	785,000	44,000
N15	AQ0001	Via Piave 1	Tagliacozzo	L’Aquila	Abruzzo	975	1,578	-	-	4,919	241	Desktop	Vacant	460,000	460,000	730,000	37,000
N16	AQ0003	Via Catanzaro 6-8	Avezzano	L’Aquila	Abruzzo	1,201	2,343	38,127	45,685	9,724	5	Desktop	Long Term	550,000	430,000	1,100,000	49,000
N17	AQ0005	Strada Comunale La Croce	Castel Di Sangro	L’Aquila	Abruzzo	1,226	2,000	17,686	18,267	5,546	40	Drive By	ENEL - Flex portion	490,000	600,000	945,000	65,000
N18	AQ0006	Località Torrione-Via Ettore Moschi	L’Aquila	L’Aquila	Abruzzo	650	330	-	57,826	5,302	350	Desktop	Other	600,000	570,000	420,000	38,000
N19	AQ0016	Via Per Colle Calvo 5	Montereale	L’Aquila	Abruzzo	340	740	-	-	989	40	Desktop	Vacant	75,000	75,000	205,000	12,000
N20	AQ0017	S.S. 80-Km 34,250	L’Aquila	L’Aquila	Abruzzo	927	125	10,805	10,805	3,854	-	Desktop	Enel	120,000	130,000	955,000	47,000
N21	AR0003	Via B. Varchi 70	Arezzo	Arezzo	Toscana	1,122	530	-	72,282	8,937	327	Desktop	Other	470,000	430,000	820,000	51,000
N22	AR0005	Viale Santa Margherita 44	Arezzo	Arezzo	Toscana	2,706	8,130	-	-	11,868	273	Desktop	Vacant	540,000	540,000	1,390,000	74,000
N23	AR0006	S.P. Lauretana	Cortona	Arezzo	Toscana	734	4,092	32,370	32,370	4,407	-	Desktop	Enel	420,000	300,000	580,000	31,000
N24	AR0007	Piazza XX Settembre 12	Montevarchi	Arezzo	Toscana	1,390	1,077	73,405	73,405	9,202	-	Desktop	Enel	970,000	680,000	1,090,000	78,000
N25	AR0008	Via Luigi Fatti	Sansepolcro	Arezzo	Toscana	507	1,787	37,456	37,456	3,178	-	Desktop	Enel	510,000	350,000	585,000	31,000
N26	AV0002	Via Pasteni 29	Ariano Irpino	Avellino	Campania	1,368	-	67,110	67,110	4,817	-	Desktop	Enel	930,000	530,000	965,000	50,000
N27	BA0003	Via E. Capruzzi 70-72	Bari	Bari	Puglia	11,917	1,364	757,632	757,632	74,069	4,756	Full	Enel	12,000,000	9,300,000	9,110,000	826,000
N28	BA0004	Via Volta-Piazza Castello 8	Bitonto	Bari	Puglia	1,558	267	50,940	50,940	9,596	-	Desktop	Enel	760,000	870,000	1,400,000	41,000
N29	BA0020	Via Caldarola 15	Bari	Bari	Puglia	1,757	2,629	77,952	77,952	14,954	-	Desktop	Long Term	1,000,000	280,000	855,000	70,000
N30	BA0026	Via Bisceglie	Molfetta	Bari	Puglia	551	2,155	17,984	17,984	3,845	-	Desktop	Enel	220,000	110,000	235,000	8,000
N31	BA0027	Via Strada Provinciale Conversano	Monopoli	Bari	Puglia	208	1,668	11,961	11,961	1,913	-	Desktop	Enel	140,000	60,000	255,000	11,000
N32	BG0001	Via Aldo Moro 45	Albino	Bergamo	Lombardia	1,930	4,979	134,309	134,309	6,980	-	Drive By	Enel	1,940,000	1,080,000	1,245,000	105,000
N33	BG0003	Via San Lucio 14	Clusone	Bergamo	Lombardia	1,420	3,035	42,232	42,232	4,586	70	Desktop	Long Term	580,000	460,000	870,000	45,000
N34	BG0007	Via Matteotti 2-4-Piazza Dante	Ponte S.Pietro	Bergamo	Lombardia	2,982	1,720	51,355	71,568	11,647	61	Desktop	Enel	900,000	960,000	1,760,000	75,000
N35	BG0009	Via Bergamo 7-9	Treviglio	Bergamo	Lombardia	3,620	4,389	147,833	147,833	17,946	1,038	Drive By	Beak side E9	2,550,000	2,650,000	2,935,000	150,000
N36	BG0015	Via Venezian 106-108	Seriate	Bergamo	Lombardia	1,895	1,289	-	12,837	6,889	225	Desktop	Vacant	430,000	430,000	1,885,000	112,000
N37	BG0021	Via Duca D’Aosta 48	Romano Di Lombardia	Bergamo	Lombardia	2,294	4,965	67,727	68,965	7,466	67	Drive By	Flex 2021/2027 - June 2024	1,180,000	800,000	1,415,000	74,000
N38	BL0001	Via Vignigole 9	Feltre	Belluno	Veneto	1,715	4,529	113,491	113,491	7,447	-	Drive By	Long Term	1,560,000	450,000	1,265,000	70,000
N39	BL0008	Via Pra’ Di Tai	Pieve Di Cadore	Belluno	Veneto	1,249	2,819	89,305	89,305	5,941	-	Drive By	Long Term	1,230,000	470,000	795,000	41,000
N40	BN0002	Via De Gasperi-Via Soriani	S.Marco Dei Cavoti	Benevento	Campania	2,333	4,841	112,803	185,777	9,388	766	Drive By	Flex 2021/2027 - June 2024	2,620,000	1,830,000	1,495,000	141,000
N41	BO0004	Via Partengo 56	Budrio	Bologna	Emilia Romagna	2,119	4,611	111,986	111,986	19,642	659	Drive By	Flex 2019 - 31 March	900,000	700,000	1,305,000	76,000
N42	BO0010	Via Dogali 19	San Giovanni Persiceto	Bologna	Emilia Romagna	1,079	346	43,956	43,956	5,187	-	Drive By	Flex 2019 - 31 March	690,000	590,000	1,040,000	72,000
N43	BO0011	Via Stagni 751	San Pietro In Casale	Bologna	Emilia Romagna	783	3,464	-	-	2,785	166	Drive By	Vacant	320,000	320,000	525,000	28,000
N44	BO0015	Via Di Vittorio 4/2	Bologna	Bologna	Emilia Romagna	2,008	5,205	-	-	14,084	783	Drive By	Vacant	1,860,000	1,860,000	1,580,000	94,000
N45	BR0001	Località Cerano	Brindisi	Brindisi	Puglia	6,317	41,621	-	-	41,830	1,126	Drive By	Vacant	1,165,000	1,165,000	4,580,000	83,000
N46	BR0004	Via Trono 3/5	Mesagne	Brindisi	Puglia	827	1,201	35,541	35,541	4,903	-	Desktop	Flex 2019 - 31 March	230,000	160,000	415,000	20,000
N47	BS0001	Via Trieste 106-108	Montichiari	Brescia	Lombardia	1,750	4,150	57,377	57,377	6,040	-	Desktop	Enel	850,000	910,000	1,250,000	62,000
N48	BS0004	Via XXV Aprile 5-5/A	Breno	Brescia	Lombardia	3,184	2,603	106,374	106,374	13,632	47	Drive By	Enel	1,390,000	880,000	2,430,000	108,000
N49	BS0009	Via Matteotti 15-23	Coccaglio	Brescia	Lombardia	2,568	3,062	-	-	12,479	504	Drive By	Vacant	950,000	950,000	2,345,000	122,000
N50	BS0010	Via Bonomelli 23	Iseo	Brescia	Lombardia	1,918	5,103	-	-	7,465	515	Drive By	Vacant	990,000	990,000	1,165,000	79,000
N51	BS0013	Via Chiappa 9/B	Brescia	Brescia	Lombardia	2,206	6,973	188,812	188,812	16,339	-	Drive By	Flex 2019 - 31 March	1,570,000	1,150,000	1,300,000	183,000
N52	BS0014	Via Lunardi	Manerbio	Brescia	Lombardia	1,435	5,332	74,587	74,587	5,993	-	Desktop	Long Term	1,020,000	460,000	1,015,000	76,000
N53	BS0016	Via Milano 80	Orzinuovi	Brescia	Lombardia	1,405	2,649	-	-	6,142	252	Desktop	Vacant	480,000	480,000	970,000	64,000
N54	BS0018	Via Galileo Galilei	Sarezzo	Brescia	Lombardia	1,517	3,316	44,214	63,305	6,355	-	Desktop	Long Term	820,000	460,000	925,000	59,000

ERNA CODE	ASSEST CODE	ADDRESS	TOWN	PROVINCE	REGION	INTERNAL AREA	EXTERNAL AREA	RENT ENEL	TOTAL RENT	PROPERTY TAX(IMU E TASI)	INSURANCE	TYPE OF VALUATION	SUB PORTFOLIO CW	MARKET VALUE	VACANT PROFESSION VALUE	REINSTATEMENT COST	MARKET RENT
N55	BS0021	Via Grazzine 29	Brescia	Brescia	Lombardia	3,512	4,086	-	46,467	18,709	547	Desktop	Vacant	940,000	940,000	2,550,000	203,000
N56	CA0005	Località Santa Gilla-Via San Simone	Cagliari	Cagliari	Sardegna	4,626	8,772	240,932	240,932	30,384	-	Drive By	Flex 2019 - 30 September	2,960,000	2,320,000	3,845,000	316,000
N57	CA0014	Via G. Deledda	Muravera	Cagliari	Sardegna	397	1,193	-	-	2,321	58	Drive By	Vacant	110,000	110,000	165,000	6,000
N58	CA0018	Via Toscana	Assemini	Cagliari	Sardegna	754	681	-	-	2,511	364	Drive By	Vacant	450,000	450,000	840,000	48,000
N59	CA0020	Via Roma	Carbonia	Cagliari	Sardegna	1,062	807	55,743	55,743	6,507	-	Desktop	Long Term	760,000	440,000	980,000	50,000
N60	CA0021	Via Furtei	Sanluri	Cagliari	Sardegna	1,354	1,986	36,159	36,159	4,541	-	Desktop	Enel	470,000	230,000	665,000	36,000
N61	CA0026	Via Corvetto	Carloforte	Cagliari	Sardegna	295	521	19,478	19,478	1,962	-	Desktop	Enel	260,000	120,000	185,000	13,000
N62	CA0027	Viale Marconi	Quartu Sant’Elena	Cagliari	Sardegna	892	1,387	-	-	5,265	236	Drive By	Vacant	440,000	440,000	735,000	58,000
N63	CB0003	Via Tevere 17	Termoli	Campobasso	Molise	2,658	9,270	141,293	141,293	7,603	-	Drive By	Flex 2021/2027 - June 2024	1,850,000	650,000	1,530,000	81,000
N64	CE0001	Via Cirigliano 8	Aversa	Caserta	Campania	1,186	971	77,280	77,280	5,090	-	Desktop	Enel	1,070,000	470,000	1,110,000	67,000
N65	CH0001	Viale Dell’Unità D’Italia (EX WIND)	Chieti	Chieti	Abruzzo	1,998	2,452	-	-	14,112	643	Drive By	Vacant	1,210,000	1,210,000	2,135,000	82,000
N66	CH0003	Via Gramsci 30	Atessa	Chieti	Abruzzo	1,532	2,540	-	774	8,569	461	Drive By	Vacant	750,000	750,000	970,000	42,000
N67	CH0004	Via Occidentale	Guardiagrele	Chieti	Abruzzo	527	1,170	-	-	1,738	75	Desktop	Vacant	140,000	140,000	375,000	15,000
N68	CH0005	Località Follani	Lanciano	Chieti	Abruzzo	2,186	2,762	132,548	140,024	19,487	-	Drive By	Flex 2021/2027 - June 2024	1,760,000	690,000	1,380,000	81,000
N69	CH0015	Via Sangrina 72	Villa Santa Maria	Chieti	Abruzzo	461	-	-	-	1,475	54	Desktop	Vacant	100,000	100,000	270,000	7,000
N70	CL0002	Via Centrale Sicula 76	Gela	Caltanissetta	Sicilia	1,282	2,890	71,795	71,795	12,340	-	Desktop	Enel	850,000	350,000	940,000	24,000
N71	CL0003	Via Stefano Candurra	Caltanissetta	Caltanissetta	Sicilia	1,676	1,940	93,394	93,394	7,280	-	Drive By	Long Term	1,340,000	770,000	1,955,000	91,000
N72	CN0001	Via San Giacomo	Savigliano	Cuneo	Piemonte	1,778	6,856	88,098	88,098	11,872	-	Drive By	Long Term	1,150,000	290,000	1,045,000	67,000
N73	CN0007	Via Saluzzo 1-2	Mondovi’	Cuneo	Piemonte	4,364	15,727	-	-	19,011	461	Desktop	Vacant	880,000	880,000	3,045,000	141,000
N74	CN0008	Via L. Lombardi 67	Dronero	Cuneo	Piemonte	857	1,481	-	-	2,838	104	Desktop	Vacant	175,000	175,000	670,000	26,000
N75	CN0009	Corso Statuto 10	Garessio	Cuneo	Piemonte	597	824	-	-	3,039	91	Desktop	Vacant	100,000	100,000	485,000	18,000
N76	CN0015	Via Villafalletto 48	Costigliole Saluzzo	Cuneo	Piemonte	264	1,682	-	-	990	48	Desktop	Vacant	85,000	85,000	165,000	5,000
N77	CO0001	Via Per Cantù 28	Cucciago	Como	Lombardia	1,577	2,720	128,733	128,733	13,524	-	Drive By	Enel	1,690,000	740,000	1,270,000	71,000
N78	CR0004	Via Dei Gasperi 67	Crema	Cremona	Lombardia	2,607	3,847	101,752	107,575	12,807	130	Drive By	Enel	1,430,000	990,000	1,995,000	99,000
N79	CS0003	Via Stazione 36	Paola	Cosenza	Calabria	848	452	24,488	24,488	6,203	-	Desktop	Enel	310,000	330,000	755,000	39,000
N80	CS0004	Via Popilia (Angolo Via Sprovieri)	Cosenza	Cosenza	Calabria	3,958	7,364	189,717	196,356	19,030	41	Full	Long Term	2,780,000	760,000	2,675,000	190,000
N81	CS0006	Via Saverio Perri 9	S.Giovanni In Fiore	Cosenza	Calabria	1,347	2,036	61,650	61,650	4,950	-	Desktop	Enel	840,000	600,000	1,175,000	57,000
N82	CS0007	Via Sibari 32	Castrovillari	Cosenza	Calabria	854	970	-	-	4,385	54	Drive By	Vacant	110,000	110,000	865,000	45,000
N83	CS0009	Via Repaci	Rende	Cosenza	Calabria	2,486	5,979	101,296	101,296	21,566	-	Drive By	Long Term	1,220,000	690,000	1,465,000	88,000
N84	CS0012	Via Vico Secondo Pastrengo	Acri	Cosenza	Calabria	2,276	3,983	50,245	50,245	6,458	20	Desktop	Enel	660,000	540,000	1,765,000	69,000
N85	CT0006	S.P. Per Ramacca E Malinazzo	Palagonia	Catania	Sicilia	500	1,620	12,877	12,877	1,993	96	Drive By	Flex 2019 - 31 March	120,000	90,000	520,000	12,000
N86	CT0010	Via Ardizzone (Già Corso Del Popolo)	Paterno’	Catania	Sicilia	1,099	2,080	53,331	53,331	4,895	-	Drive By	Enel	730,000	460,000	910,000	34,000
N87	CZ0001	Via Della Lacina 62	Catanzaro	Catanzaro	Calabria	4,371	24,893	-	136,742	23,219	466	Desktop	Other	800,000	820,000	3,905,000	224,000
N88	FE0003	Via O. Putinati 141-147	Ferrara	Ferrara	Emilia Romagna	6,267	7,993	-	54,710	5,719	1,211	Drive By	Vacant	2,320,000	2,320,000	3,825,000	221,000
N89	FE0008	Via Pomposa 56	Codigoro	Ferrara	Emilia Romagna	2,441	1,535	74,647	76,177	9,693	179	Desktop	Enel	960,000	430,000	1,900,000	78,000
N90	FE0010	Via Garibaldi 39	Copparo	Ferrara	Emilia Romagna	766	575	-	-	3,783	172	Drive By	Vacant	330,000	330,000	680,000	30,000
N91	FE0012	Via Carlo Eppi 1-3	Portomaggiore	Ferrara	Emilia Romagna	2,353	12,416	84,364	103,546	12,072	53	Drive By	Long Term	1,390,000	630,000	1,825,000	91,000
N92	FG0005	Viale Ofanto 367	Foggia	Foggia	Puglia	8,859	7,898	534,904	534,904	87,096	-	Full	Long Term	7,520,000	4,440,000	6,295,000	452,000
N93	FG0009	Via Candela	Cerignola	Foggia	Puglia	2,167	6,177	-	-	15,679	70	Drive By	Vacant	600,000	600,000	1,770,000	93,000
N94	FG0013	Via Scaloria	Manfredonia	Foggia	Puglia	2,161	2,323	92,358	92,358	14,229	-	Drive By	Enel	1,260,000	880,000	1,630,000	117,000
N95	FG0015	S.P. 117 Bis	Sant’Agata Di Puglia	Foggia	Puglia	344	3,142	-	-	3,474	43	Drive By	Vacant	80,000	80,000	170,000	3,000
N96	FI0002	Via Carlo Bini 2-Via F. Corridoni 37 -Via Ciro Firenze	Firenze	Toscana	15,339	13,439	677,761	1,295,033	122,898	3,532	Full	Long Term	17,930,000	18,000,000	13,630,000	1,228,000	Firenze
N97	FI0003	Piazza Di Badia A Ripoli 7	Firenze	Firenze	Toscana	744	669	63,603	63,603	2,814	70	Desktop	Enel	1,060,000	840,000	500,000	57,000
N98	FI0013	Via Caciagli	Empoli	Firenze	Toscana	2,913	7,371	139,261	139,261	11,096	-	Drive By	Flex 2021/2027 - June 2024	1,930,000	800,000	1,480,000	118,000
N99	FI0014	Via P. Gobetti 2-4	Castelfiorentino	Firenze	Toscana	637	995	-	-	2,766	123	Desktop	Vacant	180,000	180,000	410,000	21,000
N100	FI0024	Via Aretina 270-276	Firenze	Firenze	Toscana	1,888	1,049	-	5,016	25,058	1,372	Drive By	Vacant	2,300,000	2,300,000	1,405,000	96,000
N101	FI0027	Viale Della Repubblica 55	Borgo San Lorenzo	Firenze	Toscana	1,269	1,139	85,804	85,804	6,252	-	Drive By	Flex 2021/2027 - June 2027	1,250,000	640,000	795,000	58,000
N102	FI0033	Via Znojmo	Pontassieve	Firenze	Toscana	1,214	1,894	73,059	73,059	11,690	-	Desktop	Enel	980,000	960,000	940,000	67,000
N103	FI0037	Piazza Galvani 15-19	Sesto Fiorentino	Firenze	Toscana	1,422	1,013	66,438	66,438	9,334	-	Desktop	Enel	1,010,000	1,090,000	1,235,000	88,000

N104	FO0001	Piazza Montefeltro 13-15	Forli’	Forli	Emilia Romagna	4,526	179	-	8,612	19,352	1,233	Drive By	Vacant	1,660,000	1,660,000	3,295,000	265,000
N105	FO0002	Via Roma 150	Forli’	Forli	Emilia Romagna	2,239	2,437	102,915	102,915	7,115	-	Drive By	Long Term	1,530,000	850,000	1,340,000	106,000
N106	FO0004	Via Assano 225	Cesena	Forli	Emilia Romagna	1,715	10,002	103,422	108,486	4,893	-	Drive By	Long Term	1,570,000	770,000	1,300,000	109,000
N107	FR0001	Via Campo Di Cristo 3	Ceprano	Frosinone	Lazio	5,286	15,984	77,836	77,836	16,991	108	Desktop	ENEL - Flex portion	820,000	710,000	3,040,000	86,000
N108	FR0009	Via Del Foro 22	Cassino	Frosinone	Lazio	1,407	3,578	73,091	73,091	11,105	-	Desktop	Enel	960,000	830,000	1,600,000	138,000

ERNA CODE	ASSEST CODE	ADDRESS	TOWN	PROVINCE	REGION	INTERNAL AREA	EXTERNAL AREA	RENT ENEL	TOTAL RENT	PROPERTY TAX(IMU E TASI)	INSURANCE	TYPE OF VALUATION	SUB PORTFOLIO CW	MARKET VALUE	VACANT PROFESSION VALUE	REINSTATEMENT COST	MARKET RENT
N109	FR0012	Viale Umberto 3	Fiuggi	Frosinone	Lazio	431	392	-	-	1,678	86	Drive By	Vacant	140,000	140,000	295,000	16,000
N110	FR0013	Via Giuseppe Verdi 64	Frosinone	Frosinone	Lazio	67	153	-	-	473	25	Drive By	Vacant	45,000	45,000	30,000	2,000
N111	FR0014	Via Roma 31	Isola Del Liri	Frosinone	Lazio	358	159	3,766	3,766	843	-	Desktop	Flex 2019 - 30 June	40,000	30,000	140,000	4,000
N112	GE0008	Frazione Quartaie	Cicagna	Genova	Liguria	1,018	3,630	-	-	5,170	59	Desktop	Vacant	120,000	120,000	1,115,000	23,000
N113	GE0009	Via Enrico Toti	Rapallo	Genova	Liguria	325	475	-	-	2,755	225	Desktop	Vacant	300,000	300,000	300,000	27,000
N114	GE0017	Via G. Buffa 16R-24R	Genova	Genova	Liguria	243	160	-	-	5,039	102	Drive By	Vacant	200,000	200,000	290,000	17,000
N115	GE0018	Via Trieste 50-52	Arenzano	Genova	Liguria	347	178	-	-	2,683	332	Desktop	Vacant	380,000	380,000	275,000	26,000
N116	GO0003	Piazza Unità 36	Gradisca D Isonzo	Gorizia	Friuli Venezia Giulia	425	2,038	-	-	104	70	Drive By	Vacant	130,000	130,000	260,000	12,000
N117	GR0001	Via Senese 164 (Catastale S.S. 223)	Grosseto	Grosseto	Toscana	1,552	1,925	64,576	66,304	8,996	429	Desktop	New lease Enel	770,000	680,000	1,180,000	65,000
N118	GR0007	Via Aurelia Antica	Orbetello	Grosseto	Toscana	968	3,134	52,176	52,176	4,444	-	Desktop	Enel	610,000	190,000	595,000	46,000
N119	IM0003	Via Goethe 197	Sanremo	Imperia	Liguria	1,276	882	-	-	11,105	740	Desktop	Vacant	810,000	810,000	770,000	63,000
N120	IS0002	Contrada Acqua Zolfa	Isernia	Isernia	Molise	3,609	8,725	136,524	137,815	26,495	-	Drive By	Flex 2021/2027 - June 2021	1,780,000	680,000	2,020,000	59,000
N121	KR0004	Località Piana Degli Zingari	Cotronei	Crotone	Calabria	643	970	13,092	13,902	2,884	35	Desktop	Enel	160,000	160,000	730,000	22,000
N122	LC0001	Via Spluga 10	Cernusco Lombardone	Lecco	Lombardia	3,067	7,328	140,112	168,611	28,485	-	Drive By	Enel	2,110,000	1,330,000	2,410,000	158,000
N123	LE0003	Via San Giorgio-Via Arnesano 2-4-6	Monteroni Di Lecce	Lecce	Puglia	1,348	1,777	19,342	19,342	6,578	25	Desktop	Flex 2019 - 30 June	200,000	160,000	965,000	30,000
N124	LE0006	Via Vallone 48	Galatina	Lecce	Puglia	514	310	15,797	15,797	3,420	-	Desktop	Flex 2019 - 30 June	140,000	100,000	530,000	16,000
N125	LE0008	Via Ruffano	Casarano	Lecce	Puglia	1,404	547	107,450	107,450	8,824	-	Drive By	Long Term	1,470,000	460,000	1,120,000	34,000
N126	LE0010	Via Campi	Lecce	Lecce	Puglia	1,361	2,646	-	16,860	8,664	434	Drive By	Vacant	820,000	820,000	1,005,000	17,000
N127	LE0011	Via Potenza 8-6-10	Lecce	Lecce	Puglia	8,528	10,624	613,787	616,074	84,399	1,193	Full	Long Term	8,300,000	4,460,000	6,120,000	321,000
N128	LI0002	Via Crispi	Livorno	Livorno	Toscana	666	-	-	-	3,318	445	Desktop	Vacant	550,000	550,000	380,000	10,000
N129	LI0004	Via Del Marzocco 52-62	Livorno	Livorno	Toscana	3,505	8,586	-	39,266	26,711	884	Drive By	Vacant	1,840,000	1,840,000	2,210,000	55,000
N130	LO0002	Via Gatti 32	Codogno	Lodi	Lombardia	1,708	2,408	45,332	45,332	12,612	23	Desktop	Long Term	500,000	520,000	1,170,000	50,000
N131	LT0006	Via Madonna Della Neve	Terracina	Latina	Lazio	541	2,861	28,080	28,080	3,682	-	Desktop	Enel	380,000	310,000	575,000	29,000
N132	LU0001	Via Di Ronco Pontetetto 1	Lucca	Lucca	Toscana	6,777	20,787	-	-	16,440	354	Desktop	Vacant	880,000	880,000	4,595,000	362,000
N133	LU0003	Via Di Sorbano 193	Lucca	Lucca	Toscana	2,908	21,948	172,025	172,025	15,700	-	Drive By	Enel	2,540,000	1,800,000	1,855,000	161,000
N134	LU0010	Via Dei Pecchi 36	Viareggio	Lucca	Toscana	3,149	4,851	97,061	151,093	18,161	309	Drive By	Enel	1,660,000	1,070,000	1,945,000	159,000
N135	LU0013	Via B. Pilli	Pietrasanta	Lucca	Toscana	563	387	-	-	3,968	600	Desktop	Vacant	765,000	765,000	415,000	25,000
N136	MC0004	Viale Rimembranze	Sarnano	Macerata	Marche	883	1,850	-	-	3,085	145	Desktop	Vacant	270,000	270,000	615,000	18,000
N137	MC0005	Via Due Fonti 240	Macerata	Macerata	Marche	3,454	3,700	303,273	319,121	17,617	815	Full	Enel	4,270,000	1,800,000	2,750,000	169,000
N138	ME0002	Via S. Cecilia 42-44	Messina	Messina	Sicilia	2,897	2,810	166,633	168,486	37,648	-	Drive By	Enel	2,310,000	1,800,000	2,415,000	157,000
N139	ME0007	Via Case Longo	Barcellona Pozzo Gotto	Messina	Sicilia	1,389	1,350	70,412	76,815	3,907	-	Desktop	Enel	1,000,000	430,000	790,000	49,000
N140	MI0003	Via Poscallo 9	Abbiategrasso	Milano	Lombardia	2,417	7,437	109,063	109,515	11,570	97	Drive By	Enel	1,470,000	760,000	1,540,000	112,000
N141	MI0005	Viale Magenta 48	Castano Primo	Milano	Lombardia	2,210	4,015	-	742	9,153	584	Drive By	Vacant	740,000	740,000	1,885,000	73,000
N142	MI0010	Via Santa Caterina 38	Legnano	Milano	Lombardia	2,237	3,212	105,114	105,856	14,740	9	Drive By	Enel	1,350,000	1,110,000	1,630,000	110,000
N143	MI0027	Via Cadorna 25	Vimercate	Milano	Lombardia	2,069	9,765	76,323	76,710	13,944	64	Desktop	Enel	910,000	1,020,000	1,205,000	105,000
N144	MI0028	Via Milanese 1	Sesto S.Giovanni	Milano	Lombardia	2,574	2,118	-	-	34,665	632	Drive By	Vacant	1,690,000	1,690,000	1,295,000	162,000
N145	MN0006	Via Ugo Bassi 3	Suzzara	Mantova	Lombardia	900	2,014	40,102	40,102	6,154	-	Desktop	Enel	560,000	330,000	715,000	38,000
N146	MO0001	Via Nuova Ponente 36	Carpi	Modena	Emilia Romagna	2,197	5,300	-	-	13,025	536	Drive By	Vacant	980,000	980,000	1,450,000	54,000
N147	MO0006	Via Manni 36	Pavullo Nel Frignano	Modena	Emilia Romagna	1,293	963	-	45,557	3,444	261	Desktop	Other	620,000	570,000	900,000	47,000
N148	MO0007	Via San Tommaso 6	Sassuolo	Modena	Emilia Romagna	2,383	4,217	89,384	89,384	15,201	-	Drive By	Long Term	1,150,000	1,020,000	1,615,000	82,000
N149	MO0008	Località Casavolpe-Via Statale	Montefiorino	Modena	Emilia Romagna	363	1,373	26,898	26,898	1,888	-	Desktop	Flex 2021/2027 - June 2027	330,000	110,000	225,000	18,000
N150	MS0003	Via Aurelia Ovest	Massa	Massa Carrara	Toscana	1,527	13,953	104,261	104,261	12,818	-	Drive By	Flex 2021/2027 - June 2021	1,500,000	640,000	1,015,000	41,000
N151	MS0007	Via Roma 27	Pontremoli	Massa Carrara	Toscana	1,767	8,635	66,138	66,138	16,337	-	Desktop	Flex 2019 - 30 September	550,000	380,000	1,335,000	53,000
N152	MT0002	Via Annibale Maria Di Francia	Matera	Matera	Basilicata	3,730	8,723	113,541	113,541	28,330	14	Drive By	Enel	1,300,000	1,110,000	2,070,000	140,000
N153	MT0004	Via Puglia	Policoro	Matera	Basilicata	1,454	5,930	90,169	90,169	5,636	-	Drive By	Enel	1,090,000	400,000	970,000	50,000
N154	MT0005	Via Concilio Vaticano II	Bernalda	Matera	Basilicata	1,863	3,143	-	-	8,165	166	Desktop	Vacant	320,000	320,000	1,125,000	38,000
N155	NA0011	Via Galileo Ferraris 59	Napoli	Napoli	Campania	24,692	25,285	1,729,527	1,820,814	227,457	417	Full	Long Term	26,800,000	9,020,000	21,620,000	1,645,000
N156	NA0021	Via Epitaffio	Giugliano In Campania	Napoli	Campania	1,037	894	56,366	56,366	7,529	-	Desktop	Long Term	770,000	520,000	1,045,000	54,000
N157	NA0022	Viale Umberto Maddalena 152	Napoli	Napoli	Campania	8,444	6,388	-	9,690	60,836	708	Drive By	Vacant	1,700,000	1,700,000	5,215,000	216,000
N158	NA0023	Via Pietro Castellino 94	Napoli	Napoli	Campania	2,378	3,151	-	16,737	40,464	911	Drive By	Vacant	1,720,000	1,720,000	1,750,000	114,000
N159	NA0027	Via Sicilia	Afragola	Napoli	Campania	2,494	2,917	120,879	133,546	17,668	-	Drive By	Flex 2021/2027 - June 2027	1,830,000	970,000	1,525,000	94,000
N160	NU0012	Strada Vicinale Biscollai	Nuoro	Nuoro	Sardegna	2,544	6,437	149,399	149,399	11,185	-	Drive By	ENEL - Flex portion	1,270,000	630,000	1,470,000	128,000
N161	OR0001	Via Vittorio Emanuele II 14	Oristano	Oristano	Sardegna	1,561	543	-	-	8,410	750	Drive By	Vacant	830,000	830,000	1,875,000	106,000
N162	OR0003	Via Amsicora	Ales	Oristano	Sardegna	406	800	-	-	1,679	21	Drive By	Vacant	90,000	90,000	475,000	10,000

ERNA CODE	ASSEST CODE	ADDRESS	TOWN	PROVINCE	REGION	INTERNAL AREA	EXTERNAL AREA	RENT ENEL	TOTAL RENT	PROPERTY TAX(IMU E TASI)	INSURANCE	TYPE OF VALUATION	SUB PORTFOLIO CW	MARKET VALUE	VACANT PROFESSION VALUE	REINSTATEMENT COST	MARKET RENT
N163	OR0004	Via Volta	Ghilarza	Oristano	Sardegna	800	45	11,894	11,894	1,623	-	Desktop	Enel	160,000	150,000	730,000	15,000
N164	OR0007	Via Enrico Fermi	Cuglieri	Oristano	Sardegna	242	231	-	-	1,123	11	Drive By	Vacant	20,000	20,000	160,000	4,000
N165	OR0010	Zona Industriale Acqua Durci	Oristano	Oristano	Sardegna	2,297	11,220	-	-	17,378	348	Drive By	Vacant	660,000	660,000	1,235,000	47,000
N166	PA0006	Via Dei Cantieri 2	Palermo	Palermo	Sicilia	992	440	-	-	12,097	188	Drive By	Vacant	340,000	340,000	525,000	24,000
N167	PA0008	Piazza Della Pace 2	Palermo	Palermo	Sicilia	2,633	6,615	158,829	158,829	12,865	-	Drive By	Enel	2,290,000	1,210,000	1,655,000	134,000
N168	PA0009	Piazza Mario Francese 18	Palermo	Palermo	Sicilia	1,066	766	-	-	7,667	214	Drive By	Vacant	410,000	410,000	800,000	48,000
N169	PA0014	S.S. 113 Messina-Palermo	Bagheria	Palermo	Sicilia	1,568	4,500	112,338	112,338	4,371	-	Drive By	Flex 2021/2027 - June 2027	1,510,000	630,000	930,000	52,000
N170	PA0016	Via Cristoforo Colombo	Cefalu’	Palermo	Sicilia	455	570	-	-	4,455	85	Drive By	Vacant	390,000	390,000	440,000	30,000
N171	PA0018	Contrada Santa Lucia-S.S. 120	Petralia Sottana	Palermo	Sicilia	1,230	3,890	110,284	110,284	7,165	-	Drive By	Flex 2019 - 31 March	730,000	480,000	860,000	40,000
N172	PC0009	Via Stazione	Ponte Dell’Olio	Piacenza	Emilia Romagna	1,134	3,672	-	-	3,400	204	Drive By	Vacant	320,000	320,000	485,000	13,000
N173	PD0006	Via F. Petrarca	Este	Padova	Veneto	1,320	4,444	-	-	4,553	343	Drive By	Vacant	650,000	650,000	755,000	34,000
N174	PD0017	Via San Martinara	Cittadella	Padova	Veneto	1,520	4,870	111,963	111,963	18,604	-	Drive By	Long Term	1,370,000	250,000	1,085,000	95,000
N175	PE0003	Via Orientale 1	Torre De’ Passeri	Pescara	Abruzzo	1,294	1,545	33,570	33,570	5,840	69	Desktop	Enel	420,000	280,000	890,000	32,000
N176	PE0005	Via Conte Di Ruvo 5	Pescara	Pescara	Abruzzo	4,747	672	180,000	198,055	93,033	2,519	Full	ENEL - Flex portion	3,800,000	3,200,000	4,110,000	435,000
N177	PG0006	Via Dei Filosofi SNC	Spoleto	Perugia	Umbria	2,015	5,733	105,323	105,323	8,233	-	Drive By	Enel	1,510,000	1,020,000	1,625,000	100,000
N178	PG0009	Via Morandi	Citta’ Di Castello	Perugia	Umbria	2,389	5,448	112,047	112,047	13,268	-	Drive By	Flex 2021/2027 - June 2024	1,410,000	480,000	1,330,000	70,000
N179	PG0010	Località Flamenga-Via Della Chiona	Foligno	Perugia	Umbria	498	3,183	-	-	3,704	59	Desktop	Vacant	110,000	110,000	215,000	13,000
N180	PG0013	Località Botagnone Vocabolo Palazzo	Gubbio	Perugia	Umbria	1,902	6,882	-	1,015	6,116	113	Desktop	Vacant	220,000	220,000	1,175,000	72,000
N181	PI0003	Via Livornese 163	Pisa	Pisa	Toscana	1,708	1,695	8,843	81,330	11,271	229	Desktop	Other	380,000	300,000	1,000,000	80,000
N182	PI0004	Via Niccolaioni	Pontedera	Pisa	Toscana	2,365	4,913	178,830	178,830	12,554	-	Drive By	Enel	2,150,000	750,000	1,290,000	149,000
N183	PI0015	Via Dei Leccetti 24	Volterra	Pisa	Toscana	671	734	31,472	31,472	2,321	-	Desktop	Enel	430,000	350,000	405,000	31,000
N184	PI0031	Via Di Possera 10	Pomarance	Pisa	Toscana	202	898	13,331	13,331	1,169	-	Desktop	Enel	150,000	40,000	80,000	-
N185	PN0005	Via San Giovanni 38-40	S.Vito Al Tagliamento	Pordenone	Friuli Venezia Giulia	1,081	2,968	56,346	56,346	4,554	-	Desktop	Long Term	760,000	410,000	950,000	51,000
N186	PR0008	Via Parini 5	Fidenza	Parma	Emilia Romagna	1,720	6,000	-	-	9,887	134	Drive By	Vacant	270,000	270,000	995,000	35,000
N187	PR0010	Via Micheli 9-11	Langhirano	Parma	Emilia Romagna	1,353	1,468	44,223	44,223	4,333	-	Desktop	Enel	580,000	370,000	700,000	43,000
N188	PR0026	Via Medesano 3/B-Località Ramaiola	Medesano	Parma	Emilia Romagna	1,522	8,634	37,008	54,048	5,735	37	Desktop	Enel	700,000	400,000	1,145,000	43,000
N189	PS0005	Via Dante Alighieri 75	Pergola	Pesaro Urbino	Marche	371	1,000	-	-	2,034	64	Desktop	Vacant	120,000	120,000	360,000	15,000
N190	PS0007	Via Cosmi 3	Macerata Feltria	Pesaro Urbino	Marche	260	230	10,939	10,939	812	-	Desktop	Enel	140,000	120,000	315,000	12,000
N191	PT0002	Via Pratese 13-15	Pistoia	Pistoia	Toscana	6,081	11,931	411,984	411,984	32,139	353	Full	Long Term	6,040,000	4,480,000	5,425,000	414,000
N192	PT0006	Via Mascagni 45	Montecatini Terme	Pistoia	Toscana	1,593	3,369	142,593	142,593	7,055	-	Drive By	Enel	1,880,000	790,000	1,090,000	140,000
N193	PV0002	Via Vigentina 12	Pavia	Pavia	Lombardia	1,830	15,124	59,994	92,902	4,549	536	Drive By	Long Term	1,300,000	1,200,000	955,000	87,000
N194	PV0003	Via Trieste 89 (ex 19)	Pavia	Pavia	Lombardia	5,673	6,887	-	-	31,223	863	Drive By	Vacant	1,670,000	1,670,000	3,680,000	312,000
N195	PV0007	Via Vittorio Veneto 29	Voghera	Pavia	Lombardia	5,509	14,159	141,696	142,439	29,842	-	Drive By	Enel	1,720,000	1,130,000	3,375,000	153,000
N196	PV0008	Via Dante Alighieri 11	Mortara	Pavia	Lombardia	1,734	5,599	-	-	9,692	193	Desktop	Vacant	370,000	370,000	1,225,000	27,000
N197	PV0009	Via Baldrighi 2	Stradella	Pavia	Lombardia	2,699	1,970	53,053	65,171	12,827	123	Desktop	Enel	670,000	330,000	1,995,000	71,000
N198	RA0003	Via Dei Tulipani 4	Cervia	Ravenna	Emilia Romagna	587	6,643	-	-	5,152	155	Drive By	Vacant	290,000	290,000	430,000	31,000
N199	RA0004	Via Malpighi 132	Faenza	Ravenna	Emilia Romagna	1,953	4,055	103,804	103,804	7,768	-	Drive By	Long Term	1,530,000	710,000	1,085,000	66,000
N200	RA0005	Via Del Pero 13	Lugo	Ravenna	Emilia Romagna	1,776	4,345	-	37,274	12,556	509	Drive By	Vacant	940,000	940,000	1,140,000	39,000
N201	RC0004	Via Degli Oleandri 53	Bovalino	Reggio Calabria	Calabria	992	625	35,912	35,912	2,567	84	Desktop	Enel	500,000	270,000	880,000	34,000
N202	RC0006	Via Antonio Orlando 105	Melito Di P.Salvo	Reggio Calabria	Calabria	1,000	3,779	73,238	73,238	6,376	-	Desktop	Enel	910,000	370,000	670,000	39,000
N203	RE0002	Via Vanini 15-17	Reggio Emilia	Reggio Emilia	Emilia Romagna	4,754	36,621	523,431	539,230	66,083	375	Full	Enel	7,620,000	4,000,000	2,615,000	227,000
N204	RE0003	Via Bagnoli 8/10	Castelnuovo Monti	Reggio Emilia	Emilia Romagna	1,400	1,716	34,648	34,648	8,127	-	Desktop	Enel	470,000	510,000	960,000	38,000
N205	RE0004	Via Secchi Ronchi 2	Guastalla	Reggio Emilia	Emilia Romagna	2,196	4,380	54,486	55,260	12,658	-	Desktop	New lease Enel	640,000	650,000	1,560,000	91,000
N206	RG0001	Contrada Fallira	Ragusa	Ragusa	Sicilia	2,096	2,140	105,705	105,705	8,126	-	Drive By	Enel	1,410,000	640,000	1,575,000	99,000
N207	RI0005	Via Ricci 97	Rieti	Rieti	Lazio	3,509	10,164	213,620	220,425	32,839	498	Full	Long Term	2,920,000	800,000	2,070,000	151,000
N208	RI0006	Località Convento 39	Rocca Sinibalda	Rieti	Lazio	222	166	-	-	1,025	19	Drive By	Vacant	35,000	35,000	115,000	6,000
N209	RI0009	Località Sommati	Amatrice	Rieti	Lazio	244	1,326	-	-	729	40	Drive By	Vacant	75,000	75,000	220,000	-
N210	RO0002	Via Ragazzi Del ‘99	Adria	Rovigo	Veneto	1,854	2,719	70,738	70,738	12,142	-	Desktop	Enel	850,000	640,000	1,360,000	70,000
N211	RO0004	Viale Porta Adige 1	Rovigo	Rovigo	Veneto	3,880	3,600	-	-	18,322	665	Drive By	Vacant	1,240,000	1,240,000	2,965,000	106,000
N212	RO0006	Viale Porta Adige 28 (Catastale S.S	Rovigo	Rovigo	Veneto	1,238	5,080	86,577	86,577	6,468	-	Drive By	Long Term	1,270,000	510,000	990,000	45,000
N213	SA0001	Via San Domenico Di Pertosa	Pertosa	Salerno	Campania	1,654	-	-	-	4,834	8	Desktop	Vacant	15,000	15,000	715,000	33,000
N214	SI0002	Via Del Petriccio 41-43	Siena	Siena	Toscana	1,213	3,950	77,922	77,922	9,098	-	Desktop	Enel	910,000	330,000	655,000	57,000
N215	SI0003	Via Del Petriccio 51-53	Siena	Siena	Toscana	1,931	3,508	82,032	82,032	10,125	-	Drive By	Enel	1,030,000	460,000	735,000	81,000
N216	SI0009	Via San Gallo 104-106-108	Poggibonsi	Siena	Toscana	1,330	1,406	105,973	105,973	5,943	9	Drive By	Flex 2019 - 31 March	1,070,000	830,000	940,000	71,000

ERNA CODE	ASSEST CODE	ADDRESS	TOWN	PROVINCE	REGION	INTERNAL AREA	EXTERNAL AREA	RENT ENEL	TOTAL RENT	PROPERTY TAX(IMU E TASI)	INSURANCE	TYPE OF VALUATION	SUB PORTFOLIO CW	MARKET VALUE	VACANT PROFESSION VALUE	REINSTATEMENT COST	MARKET RENT
N217	SP0003	Via Roma 155	Sesta Godano	La Spezia	Liguria	261	719	8,864	8,870	2,620	-	Desktop	Enel	100,000	100,000	185,000	9,000
N218	SR0001	Via Fratelli Bandiera 114	Pachino	Siracusa	Sicilia	252	310	9,313	9,313	1,495	-	Desktop	Flex 2019 - 30 June	110,000	90,000	145,000	9,000
N219	SR0004	Via Etnea-S.S. 114	Carlentini	Siracusa	Sicilia	840	1,170	37,969	37,969	7,613	-	Desktop	Enel	460,000	330,000	695,000	37,000
N220	SR0005	Viale Epipoli 78	Siracusa	Siracusa	Sicilia	5,594	8,225	279,124	285,829	27,488	442	Full	Enel	3,720,000	1,600,000	3,270,000	273,000
N221	SS0006	Via Balai	Porto Torres	Sassari	Sardegna	487	1,152	29,400	29,400	1,812	-	Drive By	Enel	420,000	240,000	410,000	29,000
N222	SS0008	Via Diaz	Ploaghe	Sassari	Sardegna	206	440	9,767	9,767	942	-	Drive By	Flex 2021/2027 - June 2027	130,000	63,000	230,000	9,000
N223	SS0009	S.S. 125	Arzachena	Sassari	Sardegna	286	130	22,655	22,655	1,435	-	Drive By	Enel	270,000	90,000	205,000	21,000
N224	SS0015	Via Caprera	Valledoria	Sassari	Sardegna	236	139	9,953	9,953	1,159	5	Drive By	Enel	130,000	90,000	160,000	10,000
N225	SV0013	Vico Dell’Ammazzatoio 4	Savona	Savona	Liguria	403	-	-	11,152	1,923	61	Desktop	Other	110,000	100,000	185,000	12,000
N226	TA0008	Via Appia	Manduria	Taranto	Puglia	255	2,216	8,699	8,699	904	-	Desktop	Enel	120,000	60,000	155,000	8,000
N227	TA0014	Via Pasubio 82	Sava	Taranto	Puglia	237	122	-	-	742	38	Drive By	Vacant	70,000	70,000	150,000	8,000
N228	TE0001	Via Duca Degli Abruzzi	Montorio Al Vomano	Teramo	Abruzzo	3,032	3,288	50,171	50,171	19,015	227	Drive By	Enel	540,000	570,000	2,115,000	57,000
N229	TE0002	S.S. 80-Località Colleranesco	Giulianova	Teramo	Abruzzo	763	1,908	21,108	21,108	2,842	-	Desktop	Enel	270,000	170,000	610,000	22,000
N230	TE0006	Via Della Cona 175	Teramo	Teramo	Abruzzi	3,067	3,750	81,611	81,611	17,568	154	Desktop	ENEL - Flex portion	1,000,000	740,000	1,895,000	81,000
N231	TE0007	Via Carriera	Atri	Teramo	Abruzzo	229	280	10,424	10,618	3,066	-	Desktop	Enel	110,000	70,000	205,000	8,000
N232	TE0009	Via Ricciconti (Catastalmente Via P	Atri	Teramo	Abruzzo	108	-	996	996	296	-	Desktop	Flex 2019 - 30 June	10,000	10,000	45,000	1,500
N233	TO0012	Via Racconigi 8	Carmagnola	Torino	Piemonte	1,235	951	-	-	4,452	204	Desktop	Vacant	390,000	390,000	930,000	49,000
N234	TO0021	Via Trattenero 15/H-26-40	Bussoleno	Torino	Piemonte	1,909	4,591	85,269	85,269	7,075	-	Drive By	Long Term	1,150,000	630,000	1,335,000	55,000
N235	TO0030	Via Botticelli 139	Torino	Torino	Piemonte	6,560	10,488	216,198	219,538	34,867	752	Drive By	Flex 2019 - 31 March	2,300,000	1,820,000	5,455,000	141,000
N236	TO0031	Strada Carignano 48	Moncalieri	Torino	Piemonte	1,849	4,236	56,995	66,693	13,970	8	Desktop	Enel	800,000	510,000	1,195,000	67,000
N237	TO0061	Strada Vignole-Macello	Macello	Torino	Piemonte	713	2,380	-	-	1,335	16	Desktop	Vacant	30,000	30,000	420,000	14,000
N238	TP0002	Via Sacerdote Camillo Jemma-Via Mon	Alcamo	Trapani	Sicilia	1,080	1,050	55,740	55,740	6,643	-	Desktop	Enel	720,000	330,000	645,000	49,000
N239	TP0003	Via Aspromonte-Via G.A. Amodei	Marsala	Trapani	Sicilia	2,328	2,149	74,212	74,212	12,784	-	Desktop	Enel	990,000	630,000	1,580,000	87,000
N240	TP0004	Via Piersanti Mattarella 1-3	Trapani	Trapani	Sicilia	2,565	420	114,886	114,886	15,370	239	Drive By	Long Term	1,570,000	1,240,000	2,595,000	121,000
N241	TP0005	Via Pacinotti 65	Mazara Del Vallo	Trapani	Sicilia	767	900	97,262	97,262	5,184	-	Drive By	Flex 2019 - 31 March	410,000	190,000	460,000	27,000
N242	TP0007	Via Stabilimenti 14	Trapani	Trapani	Sicilia	1,008	260	28,358	28,358	2,632	41	Desktop	Enel	390,000	200,000	340,000	27,000
N243	TR0002	Via Gabelletta 9	Terni	Terni	Umbria	11,554	41,080	454,003	521,115	67,462	632	Drive By	ENEL - Flex portion	2,740,000	2,370,000	8,325,000	507,000
N244	TR0003	Via Po, 40	Orvieto	Terni	Umbria	2,009	6,589	-	-	9,432	257	Desktop	Vacant	510,000	510,000	1,255,000	83,000
N245	TR0006	Località Villa Valle	Terni	Terni	Umbria	5,273	5,228	96,236	109,652	40,100	13	Desktop	Enel	980,000	400,000	3,875,000	105,000
N246	UD0002	Via Borgo Salomon 52	Cervignano Del Friuli	Udine	Friuli Venezia Giulia	2,116	2,351	72,766	72,766	4,392	301	Desktop	Enel	1,010,000	620,000	1,720,000	77,000
N247	UD0003	Borgo San Domenico 5	Cividale Del Friuli	Udine	Friuli Venezia Giulia	811	979	-	-	2,261	80	Drive By	Vacant	160,000	160,000	665,000	32,000
N248	UD0007	Via Marconi	Latisana	Udine	Friuli Venezia Giulia	1,672	12,473	62,259	62,259	4,577	43	Desktop	Enel	850,000	470,000	1,100,000	47,000
N249	UD0010	Via Pier Fortunato Calvi 14	Tolmezzo	Udine	Friuli Venezia Giulia	2,225	5,847	83,350	96,714	4,500	118	Drive By	Flex 2019 - 31 March	820,000	630,000	1,645,000	101,000
N250	UD0014	Via Monte Grappa	Tarcento	Udine	Friuli Venezia Giulia	2,414	4,656	87,735	99,111	10,303	-	Drive By	Flex 2019 - 31 March	750,000	550,000	1,470,000	82,000
N251	VB0002	Via Scapaccino 21	Domodossola	Verbano-Cusio-Ossola	Piemonte	2,291	949	-	-	11,905	525	Drive By	Vacant	930,000	930,000	1,695,000	73,000
N252	VB0004	Via Carale Di Masera 1	Domodossola	Verbano-Cusio-Ossola	Piemonte	2,366	672	-	32,338	16,959	1,142	Drive By	Other	1,110,000	1,400,000	2,250,000	86,000
N253	VC0006	Via Trento 29	Vercelli	Vercelli	Piemonte	3,092	8,901	229,728	229,728	20,346	-	Full	Flex 2021/2027 - June 2021	2,910,000	860,000	2,405,000	124,000
N254	VE0010	Mestre-Viale San Marco 99-101	Venezia	Venezia	Veneto	498	5,200	22,466	25,618	5,992	-	Desktop	Long Term	330,000	370,000	430,000	26,000
N255	VE0012	Via Cairoli 172	Dolo	Venezia	Veneto	1,377	3,310	49,760	49,760	5,949	-	Desktop	Long Term	660,000	640,000	1,050,000	48,000
N256	VE0017	Via Orti Est	Chioggia	Venezia	Veneto	1,126	2,955	55,642	55,642	4,910	-	Desktop	Enel	800,000	440,000	750,000	-
N257	VE0031	Via Diaz 17	Portogruaro	Venezia	Veneto	1,254	1,945	51,892	51,892	7,835	-	Desktop	Long Term	670,000	450,000	795,000	51,000
N258	VI0004	Via Pecori Giraldi a	Bassano Del Grappa	Vicenza	Veneto	4,551	6,305	-	-	21,215	804	Drive By	Vacant	1,680,000	1,680,000	3,610,000	128,000
N259	VI0008	Via I Maggio	Montecchio Maggiore	Vicenza	Veneto	1,735	4,693	113,154	113,154	10,863	-	Drive By	Flex 2021/2027 - June 2021	1,470,000	460,000	1,360,000	94,000
N260	VI0009	Via Pascal	Valdagno	Vicenza	Veneto	1,453	2,824	-	-	4,547	429	Drive By	Vacant	810,000	810,000	935,000	58,000
N261	VI0012	S.S. 46	Schio	Vicenza	Veneto	1,650	14,202	75,060	75,060	12,254	93	Desktop	Enel	950,000	620,000	1,085,000	71,000
N262	VI0013	Via Pecori Giraldi	Vicenza	Vicenza	Veneto	1,156	3,732	-	-	4,659	279	Drive By	Vacant	530,000	530,000	810,000	45,000
N263	VR0006	Via S. Bernardo	Garda	Verona	Veneto	1,768	4,723	124,692	124,692	10,247	113	Drive By	Flex 2021/2027 - June 2021	1,580,000	460,000	1,255,000	122,000
N264	VR0013	Via Montessori	Legnago	Verona	Veneto	1,850	1,920	53,954	53,954	9,168	32	Desktop	Enel	690,000	650,000	1,305,000	55,000
N265	VR0016	Via S. Bernardo	Garda	Verona	Veneto	1,383	2,952	28,568	28,568	6,407	-	Desktop	Flex 2021/2027 - June 2027	370,000	200,000	1,180,000	66,000
N266	VT0001	Via Del Vinciolino 15	Civita Castellana	Viterbo	Lazio	497	776	-	-	1,262	21	Drive By	Vacant	40,000	40,000	325,000	12,000
N267	VT0010	Via Cassia Cimina 7	Ronciglione	Viterbo	Lazio	664	999	108,996	108,996	7,863	-	Desktop	Flex 2019 - 31 March	560,000	320,000	595,000	27,000
N268	VV0001	Via Gramsci	Serra S.Bruno	Vibo Valentia	Calabria	1,193	1,342	53,132	53,132	3,564	3	Desktop	ENEL - Flex portion	450,000	330,000	1,105,000	48,000
TOTAL						556,958	1,118,274	19,383,885	21,510,212	3,418,008	57,960			326,329,500	222,197,500	403,965,000	24,206,500